Exhibit 10.10

SECOND AMENDED AND RESTATED 2022 NEXTRACKER INC.

EQUITY INCENTIVE PLAN

ARTICLE 1. PURPOSES OF THE PLAN.

The purposes of the Second Amended and Restated 2022 Nextracker Inc. Equity Incentive Plan (the “Plan”) are to attract and retain the best available personnel, to provide additional incentives to Employees, Directors and Consultants, to give recognition to the contributions made or to be made by Outside Directors to the success of the Company and to promote the success of the Company’s business by linking the personal interests of Employees, Directors and Consultants to those of the Company’s stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to the Company’s stockholders. The Plan was previously adopted effective February 1, 2022, and was amended and restated thereafter, effective April 6, 2022, as the First Amended and Restated 2022 Nextracker LLC Equity Incentive Plan (collectively, the “Prior Plan”) by Nextracker LLC, but in connection with the IPO, the Prior Plan will be assumed by Nextracker Inc. and amended and restated in the form of the Plan.

ARTICLE 2. DEFINITIONS.

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronouns shall include the plural where the context so indicates.

2.1 “Affiliate” means any corporation or other entity which is, directly or indirectly through one (1) or more intermediary entities controlled by, or under common control with, the Company; provided, that the term “Affiliate” shall not include any Parent in connection with determining the eligibility of any Employee, Director and Consultant to receive grants of Awards under the Plan.

2.2 “Award” means an award of an Option, SAR, Performance Stock, Performance Stock Unit, Restricted Stock Unit, or any other right or benefit, including any other Stock-Based Award under Article 7, granted to a Participant pursuant to the Plan.

2.3 “Award Agreement” means any written agreement, contract, or other instrument or document evidencing the terms and conditions of an Award, including through electronic medium.

2.4 “Board” means the Board of Directors of the Company.

2.5 “Change of Control” shall mean (a) for awards granted prior to the Effective Date, the meaning ascribed to such term in the LLC Agreement and (b) for awards granted on or after the Effective Date, the occurrence of any of the following events:

(a) A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its Subsidiaries, an employee benefit plan maintained by the Company or any of its Subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or

(b) During any one (1)-year period, individuals who, at the beginning of such period, constitute the Board together with any new Director(s) (other than any one (1) or more Directors designated by any person who shall have entered into an agreement with the Company in connection with any transaction described in Section 2.5(a) or Section 2.5(c) hereof) whose election or appointment by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the Directors then still in office who either were Directors at the beginning of the one (1)-year period (other than vacant seats) or whose election or appointment or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board pursuant to a transaction or other mechanism outside of the normal election process of Directors under the applicable law and/or the Company’s corporate governance policies; or

(c) The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one (1) or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

(i) Which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(ii) All or substantially all of the individuals and entities who were the beneficial owners of the outstanding voting securities of the Company immediately prior to such transaction beneficially own, directly or indirectly, less than fifty percent (50%) of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction; or

(d) The Company’s stockholders approve a liquidation or dissolution of the Company.

A transaction shall not constitute a Change of Control or other consolidating event if effected for the purpose of changing the place of incorporation or form of organization of the ultimate parent entity (including where the Company is succeeded by an issuer incorporated under the laws of another state, country or foreign government for such purpose and whether or not the Company remains in existence following such transaction) where all or substantially all of the persons or group that beneficially own all or substantially all of the combined voting power of the Company’s voting securities immediately prior to the transaction beneficially own all or substantially all of the combined voting power of the Company in substantially the same proportions of their ownership after the transaction. The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change of Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change of Control and any incidental matters relating thereto.

2.6 “Code” means the U.S. Internal Revenue Code of 1986, as amended.

2.7 “Committee” means the Compensation Committee of the Board, or such other committee appointed by the Board to administer the Plan. If the Committee does not exist or cannot function for any reason, the Board may take any action under this Plan that would otherwise be the responsibility of the Committee, except as otherwise provided in this Plan.

2.8 “Common Stock” means the Class A common stock of the Company.

2.9 “Company” means Nextracker Inc., a Delaware corporation, or any successor thereto.

2.10 “Consultant” means an individual consultant or independent contractor who provides services to the Company or any Parent, Subsidiary or Affiliate; provided, that a Consultant to any Parent shall not be eligible to receive grants of Awards under the Plan solely in his or her capacity as such at the time of grant.

2.11 “Director” means a member of the Board, or as applicable, a member of the board of directors of a Parent, Subsidiary or Affiliate; provided, that a Director of any Parent shall not be eligible to receive grants of Awards under the Plan solely in his or her capacity as such at the time of grant.

2.12 “Disability” means that a Participant is unable to carry out the responsibilities and functions of the position held by the Participant by reason of any medically determined physical or mental impairment for a period of not less than ninety (90) consecutive days. A Participant shall not be considered to have incurred a Disability unless he or she furnishes proof of such impairment, such as a treating physician’s written certification, sufficient to satisfy the Committee in its discretion. Notwithstanding the foregoing, for purposes of Incentive Stock Options granted under the Plan, “Disability” means that the Participant is disabled within the meaning of Section 22(e)(3) of the Code.

2.13 “Effective Date” shall have the meaning set forth in Section 11.1 hereof.

2.14 “Eligible Individual” means any person who is an Employee, Director or Consultant, as determined by the Committee, and otherwise eligible to receive grants of Awards under the Plan.

2.15 “Employee” means a full time or part time employee of the Company or any Parent, Subsidiary or Affiliate, including an officer or Director, who is treated as an employee in the personnel records of the Company or any Parent, Subsidiary or Affiliate for the relevant period, but shall exclude individuals who are classified by the Company or any Parent, Subsidiary or Affiliate as (a) leased from or otherwise employed by a third party, (b) independent contractors or (c) intermittent or temporary, even if any such classification is changed retroactively as a result of an audit, litigation or otherwise; provided, that an Employee of any Parent shall not be eligible to receive grants of Awards under the Plan solely in his or her capacity as such at the time of grant. An Employee shall not cease to be a Participant in the case of (i) any vacation or sick time or otherwise approved paid time off in accordance with the Company or a Parent, Subsidiary or Affiliate’s policy or (ii) transfers between locations of the Company or between the Company and/or any Parent, Subsidiary or Affiliate. Neither services as a Director nor payment of a director’s fee by the Company or Parent, Subsidiary or Affiliate shall be sufficient to constitute “employment” by the Company or any Parent, Subsidiary or Affiliate.

2.16 “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

2.17 “Fair Market Value” means, as of any given date, (a) if the Common Stock is traded on any established stock exchange, the closing sales price of a share of Common Stock as quoted on the principal exchange on which the Common Stock is listed on the applicable date (or if there is no trading in the Common Stock on such date, on the next preceding date on which there was trading) as reported in The Wall Street Journal (or other reporting service approved by the Committee); or (b) if shares of Common Stock are not traded on an exchange but are regularly quoted on a national market or other quotation system, the closing sales price on such date as quoted on such market or system, or if no sales occurred on such date, then on the next preceding date on which there was trading; or (c) in the absence of an established market for the Common Stock of the type described in (a) or (b) of this Section 2.17, the determination of fair market value shall be reasonably determined by the Committee acting in good faith. For purposes of a “net exercise” procedure for Options, the Committee may apply a different method for calculating Fair Market Value.

2.18 “Full-Value Award” means any Award other than an Option, SAR or other Award for which the Participant pays a minimum of the Fair Market Value of the Common Stock with respect to such Award, as determined as of the date of grant.

2.19 “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

2.20 “Insider” means any person whose transactions with respect to Common Stock are subject to Section 16 of the Exchange Act.

2.21 “IPO” shall mean (a) for awards granted prior to the Effective Date, the meaning ascribed to the term “Qualified Public Offering” in the LLC Agreement and (b) for awards granted on or after the Effective Date, an initial offering of the applicable equity securities of the Company to the public pursuant to an effective registration statement under the Securities Act or any comparable statement under any similar federal statute then in force.

2.22 “ISO Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns Common Stock possessing more than fifty percent (50%) of the total combined voting power of all classes of Common Stock in one (1) of the other corporations in such chain or a “parent corporation” within the meaning of Section 424(e) of the Code.

2.23 “ISO Subsidiary” means any “subsidiary corporation” as defined in Section 424(f) of the Code and any applicable regulations promulgated thereunder, any other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

2.24 “LLC Agreement” means that certain Amended and Restated Limited Liability Company Agreement of Nextracker LLC, dated as of February 1, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time).

2.25 “Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.

2.26 “Option” means a right granted to a Participant pursuant to Article 5 to purchase a specified number of shares of Common Stock at a specified price during specified time periods. An Option may either be an Incentive Stock Option or a Non-Qualified Stock Option.

2.27 “Outside Director” means a member of the Board who is not an Employee or a Consultant.

2.28 “Parent” means, with respect to the Company, any corporation, association, limited partnership, limited liability company or other entity which at the time of determination (i) owns or controls, directly or indirectly, more than fifty percent (50%) of the total voting power of the equity interests (without regard to the occurrence of any contingency) entitled to vote in the election of directors, managers of the Company, (ii) owns or controls, directly or indirectly, more than fifty percent (50%) of the capital accounts, distribution rights, total equity and voting interests or general and limited partnership interests, as applicable, of the Company, whether in the form of membership, general, special or limited partnership interests or otherwise, or (iii) is the controlling general partner or managing member of, or otherwise controls, such entity.

2.29 “Participant” means any Eligible Individual who, as a Director, Employee or Consultant, has been granted an Award pursuant to the Plan.

2.30 “Performance-Based Award” means an Award of Performance Stock or an Award of Performance Stock Units.

2.31 “Performance Criteria” means such factors as may be selected by the Committee, in its sole discretion, to determine whether the performance goals established by the Committee and applicable to Awards have been satisfied.

2.32 “Performance Goals” means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance, the performance of a Parent, Subsidiary or Affiliate, the performance of a division or a business unit of the Company or a Parent, Subsidiary or Affiliate, or the performance of an Eligible Individual. The Committee, in its discretion, may provide for the appropriate adjustment or modification of the Performance Goals for such Performance Period to reflect any Extraordinary Events. “Extraordinary Events” means any objectively determinable component of a Performance Goal, including without limitation foreign exchange gains and losses, asset write downs, acquisitions and divestitures, change in fiscal year, unbudgeted capital expenditures, special charges such as restructuring or impairment charges, debt refinancing costs, extraordinary or noncash items, unusual, infrequently occurring, nonrecurring or one-time events affecting the Company or its financial statements or changes in law or accounting principles.

2.33 “Performance Period” means one (1) or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one (1) or more Performance Goals shall be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.

2.34 “Performance Stock” means a right granted to a Participant pursuant to Section 7.2 hereof to receive shares of Common Stock, the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee, and shall be evidenced by a bookkeeping entry representing the equivalent number of shares of Common Stock relating to such Performance Stock right.

2.35 “Performance Stock Unit” means a right granted to a Participant pursuant to Section 7.3 hereof, to receive shares of Common Stock, the vesting of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee, and shall be evidenced by a bookkeeping entry representing the equivalent number of shares of Common Stock relating to such Performance Stock Unit right.

2.36 “Plan” means this Second Amended and Restated 2022 Nextracker Inc. Equity Incentive Plan, as it may be amended from time to time.

2.37 “Restricted Stock Unit” means a right granted to a Participant pursuant to Section 7.4 hereof, and shall be evidenced by a bookkeeping entry representing the equivalent number of shares of Common Stock relating to such Restricted Stock Unit right.

2.38 “Securities Act” shall mean the U.S. Securities Act of 1933, as amended.

2.39 “Stock Appreciation Right” or “SAR” means a right granted to a Participant pursuant to Article 7 to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Common Stock on the date the SAR is exercised over the grant price on the date the SAR was granted as set forth in the applicable Award Agreement.

2.40 “Stock-Based Award” means any Award settled in shares of Common Stock granted under Article 7 of the Plan.

2.41 “Subsidiary” shall have the meaning ascribed to such term in the LLC Agreement. Notwithstanding the foregoing, for purposes of grants of Options or any other “stock rights” within the meaning of Section 409A of the Code on or after the Effective Date, an entity shall not be considered a Subsidiary if granting such stock right to an employee of such entity would result in the stock right becoming subject to Section 409A of the Code.

2.42 “Termination of Service” means, for purposes of the Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an Employee, Director or Consultant. An Employee shall not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) vacation leave (iii) military leave, (iv) transfers of employment between the Company and any Parent, Subsidiary or Affiliate; or (v) any other leave of absence approved by the Committee; provided, that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to Employees in writing. In the case of any Employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on such leave as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the applicable Award Agreement. The Committee shall have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services.

ARTICLE 3. COMMON STOCK SUBJECT TO THE PLAN AND LIMITATIONS.

3.1 Number of Shares of Common Stock Available.

(a) Subject to Article 9, a total number of 27,000,000 shares of Common Stock are reserved and available for grant and issuance pursuant to the Plan (including upon the exercise of an Incentive Stock Option).The shares of Common Stock authorized for delivery to Participants under the Plan of up to 100% of such shares of Common Stock may be used to grant

Incentive Stock Options (“ISOs”). Each share of Common Stock that is subject to an Award shall be counted against this limit as one (1) share of Common Stock for every one (1) share of Common Stock granted or subject to grant for any such Award. To the extent that an Award terminates, is forfeited, is canceled, expires or lapses for any reason, the shares of Common Stock in respect of which the Award terminates, is forfeited, is canceled, expires, or lapses, shall again be available for the grant of an Award pursuant to the Plan.

With respect to awards (“Legacy Awards”) granted under the Prior Plan in respect of “Common Units” within the meaning of the Prior Plan (“Common Units”), such Legacy Awards shall automatically be amended upon the effectiveness of the Plan on the Effective Date, such that, all such Legacy Awards shall cease to relate to Common Units and thereafter relate to Common Stock for all purposes.

(b) If any shares of Common Stock are withheld to satisfy, as and when applicable, the grant or Exercise Price or tax withholding obligation (if and to the extent permitted by applicable law) pursuant to any Award, the Participant shall be (i) deemed to have waived his or her right to delivery of the full number of shares of Common Stock underlying such Award or in respect of which any Option or SAR is exercised; and (ii) deemed to have agreed to receive the number of shares of Common Stock (after deducting the number of shares of Common Stock withheld) as calculated by the Committee in its absolute discretion, which such number shall be deducted from the aggregate number of shares of Common Stock which may be issued under Section 3.1(a). Notwithstanding the foregoing, the gross number of shares of Common Stock subject to a SAR shall be deducted from the aggregate number of shares of Common Stock which may be issued under Section 3.1(a), regardless of the number of shares of Common Stock delivered to the applicable Participant. Further, any shares of Common Stock acquired by the Company, as and when applicable, to satisfy the grant or Exercise Price or tax withholding obligations (if and to the extent permitted by applicable law) pursuant to any Award shall not be added to the aggregate number of shares of Common Stock which may be issued under Section 3.1(a). To the extent permitted by applicable law or any exchange rule, shares of Common Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary or Affiliate shall not be counted against shares of Common Stock available for grant pursuant to the Plan.

ARTICLE 4. ELIGIBILITY AND PARTICIPATION.

4.1 Eligibility. Awards may be granted to Eligible Individuals; however, ISOs shall only be awarded to “employees” of the Company, or an ISO Parent or ISO Subsidiary within the meaning of Section 422 of the Code. A person may be granted more than one (1) Award under the Plan.

4.2 Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from among all Eligible Individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No Eligible Individual shall have any right by virtue of the Plan to receive an Award pursuant to the Plan.

ARTICLE 5. OPTIONS.

5.1 General. The Committee is authorized to grant Options to Eligible Individuals on the following terms and conditions:

(a) Exercise Price. The exercise price per share of Common Stock (“Exercise Price”) subject to an Option shall be determined by the Committee and set forth in the Award Agreement; provided that: (i) the Exercise Price shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of grant, and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder (as set forth in Section 5.2(c) below) shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant.

(b) Time and Conditions of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part; provided, that the term of any Option granted under the Plan shall not exceed ten (10) years from the date of grant thereof (five (5) years in the case of an ISO granted to a Ten Percent Stockholder (as set forth in Section 5.2(c) below)). The Committee shall also determine the performance goals or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.

(c) Payment. The Committee shall determine the methods by which the Exercise Price of an Option may be paid, the form of payment, including, without limitation: (i) cash or check, (ii) other property acceptable to the Committee; provided that payment of such proceeds is then made to the Company upon settlement of such sale, or (iii) any combination of the foregoing methods of payment. The Committee shall also determine the methods by which Common Stock shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a Director or officer of the Company (as determined in the sole discretion of the Committee) shall be permitted to pay the Exercise Price of an Option, or continue any extension of credit with respect to the Exercise Price of an Option with a loan from the Company or a loan arranged by the Company.

(d) Evidence of Grant. All Options shall be evidenced by an Award Agreement between the Company and the Participant. The Award Agreement shall include such additional provisions as may be specified by the Committee.

5.2 Incentive Stock Options. ISOs shall be granted only to “employees” of the Company, or a Parent or Subsidiary within the meaning of Section 422 of the Code, and the terms of any ISOs granted pursuant to the Plan, in addition to the requirements of Section 5.1 hereof, must comply with the provisions of this Section 5.2.

(a) Expiration. Subject to Section 5.2(c) hereof, an ISO shall expire and may not be exercised to any extent by anyone after the first to occur of the following events:

(i) Ten (10) years from the date it is granted unless an earlier time is set in the Award Agreement;

(ii) Three (3) months after the Participant’s Termination of Service; and

(iii) One (1) year after the date of the Participant’s Termination of Service on account of Disability or death. Upon the Participant’s Disability or death, any ISOs exercisable at the Participant’s Disability or death may be exercised by the Participant’s legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant’s last will and testament, or, if the Participant fails to make testamentary disposition of such ISO or dies intestate, by the person or persons entitled to receive the ISO pursuant to the applicable laws of descent and distribution.

(b) Dollar Limitation. The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Common Stock with respect to which ISOs are first exercisable by a Participant in any calendar year may not exceed One Hundred Thousand Dollars ($100,000) or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that ISOs are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

(c) Ten Percent Stockholder. An ISO shall be granted to any individual who, at the date of grant, owns Common Stock possessing more than ten percent of the total combined voting power of all classes of Common Stock of the Company (a “Ten Percent Stockholder”) only if such Option is granted at a price that is not less than one hundred ten percent (110%) of Fair Market Value on the date of grant and the Option is exercisable for no more than five (5) years from the date of grant.

(d) Notice of Disposition. The Participant shall give the Company prompt notice of any disposition of the Common Stock acquired by exercise of an ISO within (i) two (2) years from the date of grant of such Incentive Stock Option or (ii) one (1) year after the issuance of such Common Stock to the Participant.

(e) Right to Exercise. During a Participant’s lifetime, an ISO may be exercised only by the Participant.

(a) Failure to Meet Requirements. Any Option (or portion thereof) purported to be an ISO, which, for any reason, fails to meet the requirements of Section 422 of the Code shall be considered a Non-Qualified Stock Option.

5.3 Section 409A. It is intended that all Options granted under the Plan shall be exempt from, or compliant with, Section 409A of the Code, to the extent applicable.

5.4 Substitution of SARs. The Committee may provide in the Award Agreement evidencing the grant of an Option that the Committee, in its sole discretion, shall have to right to substitute a SAR for such Option at any time prior to or upon exercise of such Option; provided, that such SAR shall be exercisable with respect to the same number of shares of Common Stock for which such substituted Option would have been exercisable.

ARTICLE 6. STOCK APPRECIATION RIGHTS.

6.1 Grant of SARs.

(a) A SAR shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement, provided that the term of any SAR shall not exceed ten (10) years.

(b) A SAR shall entitle the Participant (or other person entitled to exercise the SAR pursuant to the Plan) to exercise all or a specified portion of the SAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount equal to the product of (i) the excess of (A) the Fair Market Value of a share of Common Stock on the date the SAR is exercised over (B) the grant price per share of Common Stock subject to such SAR, and (ii) the number of shares of Common Stock with respect to which the SAR is exercised, subject to any limitations the Committee may impose.

6.2 Grant Price. The grant price per share of Common Stock subject to a SAR shall be determined by the Committee and set forth in the Award Agreement; provided that such grant price for any SAR shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of grant.

6.3 Payment and Limitations on Exercise.

(a) Subject to Section 6.3(b) hereof, payment of the amounts determined under Section 6.1(b) hereof shall be in cash, in Common Stock (based on its Fair Market Value as of the date the SAR is exercised) or a combination of both, as determined by the Committee.

(b) To the extent any payment under Section 6.1(b) hereof is effected in shares of Common Stock, it shall be made subject to satisfaction of all provisions of Article 5 pertaining to Options.

6.4 Section 409A. It is intended that all SARs granted under the Plan shall be exempt from, or compliant with, Section 409A of the Code, to the extent applicable.

ARTICLE 7. OTHER TYPES OF STOCK-BASED AWARDS.

7.1 General Restrictions on Stock-Based Awards. Stock-Based Awards granted under this Article 7 may be based on a completion of a specified number of years of service with the Company or a Parent, Subsidiary, or Affiliate of the Company or upon the completion of Performance Goals as set by the Committee.

7.2 Performance Stock Awards. Performance Stock Awards shall be denominated in a number of shares of Common Stock, and shall consist of, Common Stock and may be linked to any one (1) or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any Performance Period(s) determined by the Committee.

7.3 Performance Stock Units. Performance Stock Unit Awards shall be denominated in unit equivalents of shares of Common Stock and/or units of value including the dollar value of shares of Common Stock and which may be linked to any one (1) or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any Performance Period(s) determined by the Committee. On the vesting date, the Company shall, subject to Section 8.7, deliver to the Participant one (1) share of Common Stock for each Performance Stock Unit scheduled to be paid out on such date and not previously forfeited. Alternatively, settlement of a Performance Stock Unit may be made in cash (in an amount reflecting the Fair Market Value of the shares of Common Stock that would have been issued) or any combination of cash and Common Stock, as determined by the Committee in its sole discretion, at the time of grant of the Performance Stock Units.

7.4 Restricted Stock Units. Restricted Stock Unit Awards shall be denominated in unit equivalents of shares of Common Stock and/or units of value including dollar value of shares of Common Stock in such amounts and subject to such terms and conditions as determined by the Committee. At the time of grant, the Committee shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. At the time of grant, the Committee shall specify the settlement date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the grantee. On the maturity date, the Company shall, subject to Section 8.7, deliver to the Participant one (1) share of Common Stock for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited. Alternatively, settlement of a Restricted Stock Unit may be made in cash or any combination of cash and Common Stock, as determined by the Committee, in its sole discretion, at the time of grant of the Restricted Stock Units.

7.5 Other Stock-Based Awards. The Committee is authorized under the Plan to make any other Award to an Eligible Individual that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Common Stock, (ii) a right with an exercise or conversion privilege related to the passage of time, the occurrence of one (1) or more events, or the satisfaction of Performance Criteria or other conditions, or (iii) any other security with the value derived from the value of Common Stock. The Committee may establish one (1) or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one (1) or more classes of Participants on such terms and conditions as determined by the Committee from time to time.

7.6 Term. Except as otherwise provided herein, the term of any Award of Performance Stock, Performance Stock Units, Restricted Stock Units and any other Stock-Based Award granted pursuant to this Article 7 shall be set by the Committee in its discretion.

7.7 Form of Payment. Payments with respect to any Awards granted under this Article 7 shall be made in cash, in Common Stock or a combination of both, as determined by the Committee, at the time of grant of the Awards.

7.8 Timing of Settlement. At the time of grant, the Committee shall specify the settlement date applicable to an Award of Performance Stock, Performance Stock Units, Restricted Stock Units or any other Stock-Based Award granted pursuant to this Article 7, which shall be no earlier than the vesting date(s) applicable to the relevant Award and may be later than the vesting date(s) to the extent and under the terms determined by the Committee.

ARTICLE 8. PROVISIONS APPLICABLE TO AWARDS.

8.1 Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

8.2 Award Agreement. Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include the term of an Award, the provisions applicable in the event of a Participant’s Termination of Service, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award.

8.3 Limits on Transfer. No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than to, or in the favor of, the Company or a Parent, Subsidiary or Affiliate to the extent permitted by and in accordance with applicable law. Except as otherwise provided herein, no Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved from time to time by the Committee (or the Board in the case of Awards granted to Outside Directors). The Committee by express provision in the Award Agreement or an amendment thereto may, subject to applicable laws, permit an Award (other than an ISO) to be transferred to, exercised by and paid to members of the Participant’s family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant’s family and/or charitable institutions, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes (or to a “blind trust” in connection with the Participant’s Termination of Service with the Company or a Parent, Subsidiary or Affiliate to assume a position with a governmental, charitable, educational or similar non-profit institution) and on a basis consistent with the Company’s lawful issue of securities.

8.4 Termination of Service. Except as otherwise provided in the Plan, any Award granted under the Plan shall only be exercisable or payable while the Participant is an Employee, Consultant or Director, as applicable; provided, however, that the Committee in its sole and absolute discretion may provide that any Award may be exercised or paid subsequent to a Termination of Service, as applicable, or following a Change of Control, or because of the Participant’s retirement, death or disability, or otherwise, provided that in no event may an Option be exercised after the expiration of the term set forth in the applicable Award Agreement.

8.5 Beneficiaries. Notwithstanding Section 8.3 hereof, a Participant may, if permitted by the Committee and applicable law, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant’s spouse as his or her beneficiary with respect to more than fifty percent (50%) of the Participant’s interest in the Award shall not be effective without the prior written consent of the Participant’s spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to either the person’s estate or legal representative or the person entitled thereto pursuant to the Participant’s will or the laws of descent and distribution (or equivalent laws outside the U.S.). Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

8.6 Stock Certificates. Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Common Stock pursuant to the exercise or vesting of any Award, unless and until the Committee has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the Common Stock is listed or traded. All certificates evidencing shares of Common Stock delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state local, securities or other laws, including laws of jurisdictions outside the U.S., rules and regulations and the rules of any national securities exchange or automated quotation system on which the Common Stock is listed, quoted, or traded. The Committee may place legends on any certificate evidencing shares of Common Stock to reference restrictions applicable to the Common Stock. In addition to the terms and conditions provided herein, the Committee may require that a

Participant make such reasonable covenants, agreements, and representations as the Committee, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Committee.

8.7 Accelerated Vesting and Deferral Limitations. The Committee shall not have the discretionary authority to accelerate or delay issuance of the Common Stock under an Award that constitutes a deferral of compensation within the meaning of Section 409A of the Code, except to the extent that such acceleration or delay may, in the discretion of the Committee, be effected in a manner that shall not cause any person to incur taxes, interest or penalties under Section 409A of the Code.

8.8 Dividends and Dividend Equivalents. No dividends may be paid to a Participant with respect to an Award prior to the vesting of such Award. An Award may provide for dividends or dividend equivalents to accrue on behalf of a Participant as of each dividend payment date during the period between the date the Award is granted and the date the Award is exercised, vested, expired, credited or paid, and to be converted to vested cash or Common Stock at the same time and subject to the same vesting conditions that apply to the Common Stock to which such dividends or dividend equivalents relate.

ARTICLE 9. CHANGES IN CAPITAL STRUCTURE.

9.1 Adjustments. Should any change be made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, extraordinary dividend, recapitalization, combination, exchange, spin-off or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any Participant may be granted Awards under the terms of the Plan or that may be granted generally under the terms of the Plan, and (iii) the number and/or class of securities and price per share of Common Stock in effect under each Award outstanding under Articles 5 through 7. Such adjustments to the outstanding Awards are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such Awards. Notwithstanding anything herein to the contrary, an adjustment to an Award under this Section 9.1 may not be made in a manner that would result in the grant of a new Option or SAR under Section 409A of the Code. The adjustments determined by the Committee shall be final, binding and conclusive.

9.2 Change of Control.

(a) Notwithstanding Section 9.1 hereof, and except as may otherwise be provided in any applicable Award Agreement or other written agreement entered into between the Company and a Participant, if a Change of Control occurs and a Participant’s Full-Value Awards are not converted, assumed, or replaced by a comparable award by a successor or survivor corporation, or a parent or subsidiary thereof, such Full-Value Awards shall automatically vest and become fully exercisable and all forfeiture restrictions on such Awards shall lapse immediately prior to the Change of Control and following the consummation of such Change of Control, the Award shall terminate and cease to be outstanding. Further, if a Change of Control occurs and a Participant’s Options or SARs are not converted, assumed or replaced by a comparable award by a successor or survivor corporation, or a parent or subsidiary thereof, such Options or SARs outstanding at the time of the Change of Control, shall automatically vest and become fully exercisable immediately prior to the Change of Control and thereafter shall automatically terminate. In the event that the terms of any agreement (other than the Award Agreement) between the Company or any Parent, Subsidiary or Affiliate and a Participant contains provisions that conflict with and are more restrictive than the provisions of this Section 9.2(a), this Section 9.2(a) shall prevail and control and the more restrictive terms of such agreement (and only such terms) shall be of no force or effect. The determination of comparability in this Section 9.2(a) shall be made by the Committee, and its determination shall be final, binding and conclusive.

(b) The portion of any Incentive Stock Option accelerated in connection with a Change of Control shall remain exercisable as an Incentive Stock Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such Option shall be exercisable as a Non-Qualified Stock Option under the U.S. federal tax laws.

9.3 No Other Rights. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of Common Stock of any class, the payment of any dividend, any increase or decrease in the number of shares of Common Stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Committee under the Plan, no issuance by the Company of Common Stock of any class, or securities convertible into Common Stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to an Award or the grant or the Exercise Price of any Award.

ARTICLE 10. ADMINISTRATION.

10.1 Authority of Committee. This Plan shall be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of the Plan, and to the direction of the Board, the Committee shall have full power to implement and carry out the Plan. The Committee shall have the authority to:

(a) construe and interpret the Plan, any Award Agreement and any other agreement or document executed pursuant to the Plan;

(b) prescribe, amend and rescind rules and regulations relating to the Plan or any Award;

(c) designate Eligible Individuals to receive Awards;

(d) determine the form and terms of Awards;

(e) determine the number of Awards to be granted and the number of shares of Common Stock or other consideration subject to Awards;

(f) determine whether Awards shall be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under the Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary or Affiliate;

(g) grant waivers of Plan or Award conditions;

(h) determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the Exercise Price or grant price, any restrictions or limitations on the Award, any schedule for the lapse of forfeiture restrictions or restrictions on the exercisability of an Award, vesting, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Committee in its sole discretion determines;

(i) correct any defect, supply any omission or reconcile any inconsistency in the Plan, any Award or any Award Agreement;

(j) determine whether the Performance Goals under any Performance-Based Award have been met;

(k) determine whether, to what extent, and pursuant to what circumstances an Award may be settled in cash, Common Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(l) determine the methods that may be used to pay the Exercise Price or grant price of an Award;

(m) establish, adopt, or revise any rules and regulations including adopting sub-plans to the Plan as the Committee may deem necessary or advisable under local law;

(n) suspend or terminate the Plan at any time; provided, that such suspension or termination does not impair the rights and obligations under any outstanding Award without written consent of the affected Participant;

(o) determine the Fair Market Value of the Common Stock for any purpose; and

(p) make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.

10.2 Committee Discretion. Any determination made by the Committee with respect to any Award shall be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination shall be final and binding on the Company and on all persons having an interest in any Award under the Plan.

10.3 Delegation of Authority. To the extent permitted by applicable law, the Committee may from time to time delegate to a committee of one (1) or more members of the Board or one (1) or more officers of the Company the authority to grant or amend Awards to Participants other than Insiders to whom authority to grant or amend Awards has been delegated hereunder, by the Committee, or by the Compensation and People Committee of Flex, Ltd., a limited company organized under the laws of Singapore and indirect Parent of the Company. For the avoidance of doubt, provided it meets the limitation in the preceding sentence, this delegation shall include the right to modify Awards as necessary to accommodate changes in the laws or regulations, including in jurisdictions outside the U.S. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation, and the Committee may at any time rescind the authority so delegated or appoint a new delegate. At all times, the delegate appointed under this Section 10.3 shall serve in such capacity at the pleasure of the Committee.

ARTICLE 11. EFFECTIVE AND EXPIRATION DATE.

11.1 Effective Date. The Plan is effective as [•], 2023 (the “Effective Date”) on which the Plan as adopted by the Board was approved by its stockholders.

11.2 Expiration Date. The Plan shall expire on, and no Award may be granted pursuant to the Plan after the tenth anniversary of the Effective Date. Any Awards that are outstanding on the tenth anniversary of the Effective Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.

ARTICLE 12. AMENDMENT, MODIFICATION, AND TERMINATION.

12.1 Amendment, Modification, and Termination. The Committee has complete and exclusive power and authority to amend or modify the Plan (or any component thereof) in any or all respects whatsoever. However, no such amendment or modification shall materially and adversely affect rights and obligations with respect to Awards at the time outstanding under the Plan, unless the Participant consents to such amendment. In addition, except as provided in the Plan, the Committee may not, without the approval of the Company’s stockholders, amend the Plan to (i) increase the maximum number of shares of Common Stock issuable under the Plan, (ii) materially modify the eligibility requirements for Plan participation or (iii) materially increase the benefits accruing to Participants. Further, the repricing, replacement or regranting of any previously granted Award, through cancellation or by lowering the Exercise Price of such Award, shall be prohibited unless the stockholders of the Company first approve such repricing, replacement or regranting. No underwater Option or SAR may be cancelled in exchange for, or in connection with the payment of a cash amount without stockholder approval. The Committee may at any time terminate or amend the Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to the Plan; provided, however, that the Committee shall not, without the requisite stockholder approvals, amend the Plan in any manner that requires such stockholder approval under the stock exchange listing requirements then applicable to the Company.

12.2 Awards Previously Granted. Except with respect to amendments made pursuant to Section 13.13 hereof, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant; provided, however, that an amendment or modification that may cause an Incentive Stock Option to become a Non-Qualified Stock Option shall not be treated as adversely affecting the rights of the Participant.

ARTICLE 13. GENERAL PROVISIONS.

13.1 No Rights to Awards. No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Eligible Individuals, Participants or any other persons uniformly.

13.2 No Stockholder Rights. Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to the Common Stock covered by any Award, including the right to vote or receive dividends, until the Participant becomes the owner of such Common Stock, notwithstanding the exercise or vesting of an Option or other Award.

13.3 Withholding. The Company or any Subsidiary or Affiliate, as appropriate, shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy U.S. federal, state, or local taxes and any taxes imposed by jurisdictions outside of the U.S. (including income tax, social insurance contributions, payment on account and any other taxes that may be due) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of the Plan or to take such other action as may be necessary in the opinion of the Company or a Parent, Subsidiary or Affiliate, as appropriate, to satisfy withholding obligations for the payment of taxes by any means authorized by the Committee. No Common Stock shall be delivered hereunder to any Participant or other person until the Participant or such other person has made arrangements acceptable to the Committee for the satisfaction of these tax obligations with respect to any taxable event concerning the Participant or such other person arising as a result of Awards made under the Plan.

13.4 No Right to Employment or Services. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate to terminate any Participant’s employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Parent, Subsidiary or Affiliate.

13.5 Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary or Affiliate.

13.6 Relationship to Other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, termination programs and/or indemnities or severance payments, welfare or other benefit plan of the Company or any Parent, Subsidiary or Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder, or as expressly provided by applicable law.

13.7 Expenses. The expenses of administering the Plan shall be borne by the Company and/or its Subsidiaries and/or Affiliates.

13.8 Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

13.9 Fractional Shares of Common Stock. No fractional shares of Common Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding down as appropriate.

13.10 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 under the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

13.11 Government and Other Regulations.

(a) The obligation of the Company to make payment of awards in shares of Common Stock or otherwise shall be subject to all applicable laws, rules, and regulations of the U.S. and jurisdictions outside of the U.S., and to such approvals by government agencies, including government agencies in jurisdictions outside of the U.S., in each case as may be required or as the Company deems necessary or advisable. Without limiting the foregoing, the Company shall have no obligation to issue or deliver any Common Stock subject to Awards granted hereunder prior to: (i) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and (ii) completion of any registration or other qualification with respect to the Common Stock under any applicable law in the U.S. or in a jurisdiction outside of the U.S. or ruling of any governmental body that the Company determines to be necessary or advisable or at a time when any such registration or qualification is not current, has been suspended or otherwise has ceased to be effective. The inability or impracticability of the Company to obtain or maintain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Common Stock hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Common Stock as to which such requisite authority shall not have been obtained. The Company shall be under no obligation to register the Common Stock issued or paid pursuant to the Plan under the Securities Act. If the shares of Common Stock subject to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act the Company may restrict the issuance and delivery of such Common Stock in such manner as it deems advisable to ensure the availability of any such exemption.

(b) Notwithstanding any provision herein to the contrary, the Prior Plan and the Legacy Awards issued thereunder were originally intended to qualify as a compensatory benefit plan within the meaning of Rule 701 of the Securities Act (and any similarly applicable state “blue-sky” securities laws) with respect to periods preceding the IPO; provided that the foregoing shall not restrict or limit the application of any other exemption from registration under the Securities Act in connection therewith.

13.12 Governing Law. The Plan and all Award Agreements, and all controversies thereunder or related thereto, shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to principles of conflict of laws.

13.13 Section 409A. Except as provided in Section 13.14 hereof, to the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and U.S. Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Committee determines that any Award may be subject to Section 409A of the Code and related U.S. Department of Treasury guidance (including such U.S. Department of Treasury guidance as may be issued after the Effective Date), the Committee may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related U.S. Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section. If a Participant is identified by the Company as a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code on the date on which the Participant has a “separation from service” (other than due to death) within the meaning of Treasury Regulation § 1.409A-1( h), any Award payable or settled on account of a separation from service that is deferred compensation subject to Section 409A of the Code shall be paid or settled on the earliest of (i) as soon as practicable after, but in no event more than ten (10) days after, the first business day following the expiration of six (6) months from the Participant’s separation from service, (ii) as soon as practicable after the date of the Participant’s death, or (iii) such earlier date as complies with the requirements of Section 409A of the Code.

13.14 No Representations or Covenants with respect to Tax Qualification. Although the Company may endeavor to (a) qualify an Award for favorable tax treatment under the laws of the U.S. (e.g., Incentive Stock Options) or jurisdictions outside of the U.S. or (b) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, anything to the contrary in the Plan, including Section 13.13 hereof, notwithstanding. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on holders of Awards under the Plan.